MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

SUPPLEMENT DATED NOVEMBER 16, 2012 TO

PROSPECTUS DATED JULY 12, 2012

1.	The following replaces the portfolio manager information for Macquarie Capital Investment Management LLC in the Multi-Manager Global Listed Infrastructure Fund “Portfolio Managers” table on page 6 of the Prospectus:

	Title	Portfolio Manager of Fund since:
Macquarie Capital Investment Management LLC
Brad Frishberg, CFA	Head of Macquarie Funds Group’s Infrastructure Securities Team; Chief Investment Officer; Portfolio Manager	Inception
Jonathan Ong, CFA	Portfolio Manager	November 2012

2.	The following replaces the information for Macquarie Capital Investment Management LLC under “FUND MANAGEMENT” beginning on page 9 of the Prospectus:

Macquarie Capital Investment Management LLC (“MCIM”). MCIM has managed the Fund since inception. MCIM is a part of Macquarie Funds Group (“MFG”) and a wholly-owned, indirect subsidiary of Macquarie Group Limited (“Macquarie Group”), a global provider of banking, financial, advisory, investment and funds management services. MFG is a global asset manager with approximately $350 billion in assets under management as of September 30, 2012. MCIM is located at 125 West 55th Street, New York, New York 10019. Brad Frishberg, CFA and Jonathan Ong, CFA are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by MCIM. Mr Frishberg oversees the firm’s infrastructure securities investment activities and serves as chief investment officer of infrastructure securities. He is also a co-portfolio manager for certain infrastructure portfolios within North America. He has more than 20 years of asset management experience. Prior to joining MFG in 2009 as managing director and deputy head of infrastructure securities, Mr. Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. Mr. Ong joined MFG’s infrastructure securities team in 2008 as a portfolio manager and has been a member of the investment committee since then. Mr. Ong has 16 years of asset management experience, including 10 years as a portfolio manager. Prior to joining MFG, Mr. Ong held analyst and portfolio manager roles at Credit Suisse Asset Management, where he worked for 8 years in Sydney and Tokyo. MCIM believes that a systematic approach based on fundamental analysis to identify long-term value in infrastructure and infrastructure-related companies will produce superior investment performance. MCIM’s specialist infrastructure securities investment team analyzes infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies’ cash flow and growth. The team also analyzes infrastructure related companies through review of key revenue and earnings drivers, growth potential, management quality, competitive analysis, and infrastructure characteristics. Preference is given to securities that the team believes exhibit stability in earnings and a positive earnings outlook. For each infrastructure and infrastructure-related company, MCIM will develop a target valuation using various methods including proprietary models and the fundamental analysis discussed above. This information will then be used to construct a portfolio diversified by country and infrastructure subsector. MCIM may sell a security under a variety of circumstances, such as a change in investment rationale or due to a shift in market conditions.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMGLI SPT (11/12)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

Supplement dated November 16, 2012 to Statement of Additional Information dated July 12, 2012

1.	The following replaces the information for Macquarie Capital Investment Management LLC (“MCIM”) under the Multi-Manager Global Listed Infrastructure Fund in the table under the section entitled “PORTFOLIO MANAGERS” on page 45 of the SAI:

Funds	Portfolio Manager

Multi-Manager Global Listed Infrastructure Fund	MCIM
Brad Frishberg, CFA
Jonathan Ong, CFA

2.	The following replaces the information for Macquarie Capital Investment Management LLC under the section entitled “PORTFOLIO MANAGERS–Accounts Managed by the Portfolio Managers” beginning on page 45 of the SAI:

Multi-Manager Global Listed Infrastructure Fund

MCIM

The table below discloses the accounts within each type of category listed below for which Brad Frishberg, CFA was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	1	$48	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	3	$865	0	$0
Other Pooled Investment Vehicles:	5	$335	0	$0
Other Accounts:	4	$384	0	$0

The table below discloses the accounts within each type of category listed below for which Jonathan Ong, CFA was jointly and primarily responsible for day-to-day portfolio management as of October 31, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	1	$48	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	4	$1,003	0	$0
Other Pooled Investment Vehicles:	5	$335	0	$0
Other Accounts:	4	$384	0	$0

3.	The following information, as of October 31, 2012, is added for Macquarie Capital Investment Management LLC under the section entitled “PORTFOLIO MANAGERS–Disclosure of Securities Ownership” on page 53 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest

MCIM
Brad Frishberg, CFA	Multi-Manager Global Listed Infrastructure Fund	$0
Jonathan Ong, CFA	Multi-Manager Global Listed Infrastructure Fund	$0